Accrued Interest Date:                             Collection Period Ending:
    25-Jun-04                                                         30-Jun-04

    Distribution Date:     BMW VEHICLE OWNER TRUST 2003-A              Period #
    26-Jul-04              ------------------------------                    15


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    Balances
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                                                                                          Initial             Period End
          Receivables                                                              $1,643,640,298           $854,343,399
          Reserve Account                                                             $12,327,302            $14,951,009
          Yield Supplement Overcollateralization                                       $9,034,825             $4,899,511
          Class A-1 Notes                                                            $380,000,000                     $0
          Class A-2 Notes                                                            $455,000,000            $49,838,415
          Class A-3 Notes                                                            $470,000,000           $470,000,000
          Class A-4 Notes                                                            $296,913,000           $296,913,000
          Class B Notes                                                               $32,692,000            $32,692,000

    Current Collection Period
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          Beginning Receivables Outstanding                                          $899,541,186
          Calculation of Total Distribution Amount
                Regular Principal Distributable Amount
                      Receipts of Scheduled Principal                                 $24,160,029
                      Receipts of Pre-Paid Principal                                  $19,906,192
                      Liquidation Proceeds                                               $723,080
                      Principal Balance Allocable to Gross Charge-offs                   $408,486
                Total Receipts of Principal                                           $45,197,787

                Interest Distribution Amount
                      Receipts of Interest                                             $3,639,340
                      Servicer Advances                                                        $0
                      Reimbursement of Previous Servicer Advances                        ($97,022)
                      Accrued Interest on Purchased Receivables                                $0
                      Recoveries                                                          $30,840
                      Net Investment Earnings                                              $8,048
                Total Receipts of Interest                                             $3,581,205

                Release from Reserve Account                                                   $0

          Total Distribution Amount                                                   $48,370,507

          Ending Receivables Outstanding                                             $854,343,399

    Servicer Advance Amounts
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          Beginning Period Unreimbursed Previous Servicer Advance                        $637,739
          Current Period Servicer Advance                                                      $0
          Current Reimbursement of Previous Servicer Advance                             ($97,022)
          Ending Period Unreimbursed Previous Servicer Advances                          $540,717

    Collection Account
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          Deposits to Collection Account                                              $48,370,507
          Withdrawals from Collection Account
                Servicing Fees                                                           $749,618
                Class A Noteholder Interest Distribution                               $1,500,375
                First Priority Principal Distribution                                          $0
                Class B Noteholder Interest Distribution                                  $79,823
                Regular Principal Distribution                                        $44,961,431
                Reserve Account Deposit                                                        $0
                Unpaid Trustee Fees                                                            $0
                Excess Funds Released to Depositor                                     $1,079,261
          Total Distributions from Collection Account                                 $48,370,507


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    Excess Funds Released to the Depositor
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                Release from Reserve Account                                   $790,961
                Release from Collection Account                              $1,079,261
          Total Excess Funds Released to the Depositor                       $1,870,222

    Note Distribution Account
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          Amount Deposited from the Collection Account                      $46,541,628
          Amount Deposited from the Reserve Account                                  $0
          Amount Paid to Noteholders                                        $46,541,628

    Distributions
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          Monthly Principal Distributable Amount                        Current Payment     Ending Balance    Per $1,000     Factor
          Class A-1 Notes                                                            $0                 $0         $0.00      0.00%
          Class A-2 Notes                                                   $44,961,431        $49,838,415        $98.82     10.95%
          Class A-3 Notes                                                            $0       $470,000,000         $0.00    100.00%
          Class A-4 Notes                                                            $0       $296,913,000         $0.00    100.00%
          Class B Notes                                                              $0        $32,692,000         $0.00    100.00%

          Interest Distributable Amount                                 Current Payment         Per $1,000
          Class A-1 Notes                                                            $0              $0.00
          Class A-2 Notes                                                      $114,550              $0.25
          Class A-3 Notes                                                      $759,833              $1.62
          Class A-4 Notes                                                      $625,992              $2.11
          Class B Notes                                                         $79,823              $2.44



    Carryover Shortfalls
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                                                                                 Prior
                                                                           Period Carryover    Current Payment    Per $1,000
          Class A-1 Interest Carryover Shortfall                                     $0                 $0            $0
          Class A-2 Interest Carryover Shortfall                                     $0                 $0            $0
          Class A-3 Interest Carryover Shortfall                                     $0                 $0            $0
          Class A-4 Interest Carryover Shortfall                                     $0                 $0            $0
          Class B Interest Carryover Shortfall                                       $0                 $0            $0


    Receivables Data
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                                                                       Beginning Period      Ending Period
          Number of Contracts                                                    50,152             48,308
          Weighted Average Remaining Term                                         39.26              38.37
          Weighted Average Annual Percentage Rate                                 5.25%              5.24%

          Delinquencies Aging Profile End of Period                       Dollar Amount         Percentage
                Current                                                    $771,934,673             90.35%
                1-29 days                                                   $66,959,290              7.84%
                30-59 days                                                  $12,883,187              1.51%
                60-89 days                                                   $1,438,644              0.17%
                90-119 days                                                    $381,904              0.04%
                120-149 days                                                   $745,700              0.09%
                Total                                                      $854,343,399            100.00%
                Delinquent Receivables +30 days past due                    $15,449,435              1.81%


          Write-offs
                Gross Principal Write-Offs for Current Period                  $408,486
                Recoveries for Current Period                                   $30,840
                Net Write-Offs for Current Period                              $377,646

                Cumulative Realized Losses                                   $4,201,144


          Repossessions                                                   Dollar Amount              Units
                Beginning Period Repossessed Receivables Balance             $2,081,922                 85
                Ending Period Repossessed Receivables Balance                $2,122,132                 86
                Principal Balance of 90+ Day Repossessed Vehicles              $229,206                 10



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    Yield Supplement Overcollateralization
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          Beginning Period Required Amount                                   $5,135,868
          Beginning Period Amount                                            $5,135,868
          Ending Period Required Amount                                      $4,899,511
          Current Period Release                                               $236,357
          Ending Period Amount                                               $4,899,511
          Next Distribution Date Required Amount                             $4,668,815

    Reserve Account
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          Beginning Period Required Amount                                  $15,741,971
          Beginning Period Amount                                           $15,741,971
          Net Investment Earnings                                                $8,048
          Current Period Deposit                                                     $0
          Current Period Release to Collection Account                               $0
          Current Period Release to Depositor                                  $790,961
          Ending Period Required Amount                                     $14,951,009
          Ending Period Amount                                              $14,951,009

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